Exhibit 99.2

Ondas to Acquire Rotron Aero, Expanding Long-Range Attack Capabilities and Unmanned Vehicle Technologies for Advanced Defense Missions

Acquisition will strengthen Ondas’ offering to the defense and security markets through an expanded system-of-systems architecture, incorporating long-range unmanned aerial vehicles, autonomous strike platforms, advanced propulsion and engineering capabilities, integrated command-and-control technologies, and an established presence in the UK market.

WEST PALM BEACH, FL / February 2, 2026 / Ondas Inc. (Nasdaq: ONDS) (“Ondas” or the “Company”), a leading provider of autonomous aerial and ground robot intelligence through its Ondas Autonomous Systems (OAS) business unit and private wireless solutions through Ondas Networks, today announced it has entered into a definitive agreement to acquire Rotron Aero, a UK-based developer of advanced unmanned aerial systems and long-range autonomous platforms designed for extended-reach operations and autonomous strike missions.

The acquisition of Rotron Aero will enable Ondas to meet the growing demand for cost-effective mass scale technology on the modern battlefield. By integrating Rotron’s technology, Ondas will add next-generation, attritable one-way autonomous attack systems with long-range strike capabilities. These scalable, unmanned platforms are designed to operate within Ondas’ existing systems architecture, providing military customers with enhanced operational flexibility and reduced personnel risks in contested environments.

“Modern conflicts demand systems that can operate at range, persist over time, and execute missions without continuous human control,” said Eric Brock, Chairman and CEO of Ondas Inc. “Rotron Aero will strengthen Ondas’ ability to deliver long-range autonomous attack platforms as part of a fully integrated system-of-systems. This acquisition will accelerate our roadmap toward providing customers with end-to-end autonomous mission capability, from sensing and decision-making through long-range precision engagement.”

“This acquisition is a direct execution of our Strategic Growth Plan, targeting high-growth scalers in new geographies with deeply synergistic platforms and elite engineering talent,” added Mark Green, Ondas’ Global Head of Corporate Development and M&A. “By integrating Rotron’s propulsion technology and its precision platforms purpose-built for critical mission requirements, we will expand our multi-domain system-of-systems into a more comprehensive global solutions portfolio tailored to the evolving demands of our current and future customers. This move will secure a vital strategic footprint within the UK and NATO ecosystems, providing fast-track access to major programs through deep-rooted relationships with the UK Ministry of Defence. This acquisition is a pivotal step in our trajectory toward becoming a recognized leader in our core defense markets.”

“Joining the Ondas family marks a transformative milestone for Rotron and our vision for the future of unmanned systems,” said Gilo Cardozo, Founder of Rotron. “By combining our propulsion and aerial platform expertise with Ondas’ autonomous systems architecture and global reach, we will create powerful synergies that will accelerate the delivery of next-generation defense solutions. We are excited to leverage Ondas’ deep resources and scale to bring our mission-specific platforms to a broader global stage, providing defence forces with the innovative, cost-effective capabilities required on the modern battlefield.”

Rotron Aero has built a reputation as an advanced defense technology innovator with a vertically integrated design and manufacturing capability that supports rapid prototyping through full industrialization. The company operates within a secure UK defense ecosystem and will provide Ondas an established presence in the UK and allied markets. Rotron’s team ranges from core aerospace engineers to technical specialists focused on unmanned systems, propulsion, and mission software management.

Rotron’s portfolio includes long-endurance dual-use vertical take-off and landing (VTOL) systems and next-generation uncrewed combat aerial vehicles (UCAVs) designed for precision autonomous engagement and extended operational reach. These mission-specific platforms including the Talon multi-role VTOL series and the Defendor one-way autonomous attack system are powered by Rotron’s proprietary engines and fan drive systems. The result is a tightly integrated unmanned portfolio engineered for endurance, autonomy, and performance in high-threat operational environments.

The acquisition will expand Ondas’ ability to deliver coordinated autonomous strike, ISR, counter-UAS, and ground support capabilities as part of an integrated defense technology stack. By merging Rotron Aero’s long-range unmanned platforms with Ondas’ autonomy and sensor fusion software, the combined company will offer defense customers affordable, scalable unmanned systems able to operate in contested environments, reduce risk to personnel, and support future operational concepts emphasizing distributed operations and massed unmanned effects. Following the close of the acquisition, Rotron Aero’s team and technology will be integrated into Ondas Autonomous Systems, supporting existing defense programs and enabling new long-range, autonomous attack system deployments for military, government, and allied customers worldwide.

The transaction is subject to customary closing conditions and regulatory approvals. The consideration will take the form of cash and stock.

About Rotron Aero

Rotron Aero is a UK-based advanced defense technology company founded in 2008, developing high-performance unmanned aerial systems, autonomous platforms, and complementary propulsion technologies. With vertically integrated engineering and manufacturing, Rotron delivers long-endurance UAVs, autonomous strike effectors, and scalable unmanned assets designed for extended-reach and contested operations. The company serves defense and aerospace organizations globally and is a trusted partner in delivering sovereign capability at speed and scale.

About Ondas Inc.

Ondas Inc. (Nasdaq: ONDS) is a leading provider of autonomous systems and private wireless solutions through its business units Ondas Autonomous Systems (OAS), Ondas Capital and Ondas Networks. Ondas’ technologies offer a powerful combination of aerial intelligence and next-generation connectivity to enhance security, operational efficiency, and data-driven decision-making across essential industries.

Ondas Autonomous Systems (“OAS”) delivers a portfolio of AI-powered defense and security platforms deployed globally to protect sensitive sites, populations, and critical infrastructure. Through its operating companies—American Robotics, Airobotics, Apeiro Motion, Roboteam, and Sentrycs—OAS provides an integrated suite of autonomous aerial, ground, and counter-UAS solutions. These include the Optimus System, the first FAA-certified small UAS for fully automated aerial security and data capture; Iron Drone Raider, an autonomous counter-UAS interception platform; Roboteam’s combat-proven tactical ground robotic systems for military and special operations forces; Apeiro Motion’s advanced ground robotics and tethered UAV systems with proprietary navigation and communications technologies; and Sentrycs’ Cyber-over-RF (CoRF) and protocol-manipulation counter-UAS solutions.

Ondas Capital plans to combine advisory services and strategic investment management services to accelerate the rapid scaling and global deployment of unmanned and autonomous systems to Allied defense and security markets.

Ondas Networks provides software-defined wireless broadband technology through its FullMAX platform, based on the IEEE 802.16t standard. This standards-based system delivers high-performance connectivity for mission-critical IoT applications in markets such as rail, utilities, oil and gas, transportation, and government.

For additional information on Ondas Inc.: www.ondas.com, X and LinkedIn

For Ondas Autonomous Systems: LinkedIn

For Airobotics: www.airoboticsdrones.com, X and LinkedIn

For American Robotics: www.american-robotics.com, X and LinkedIn

For Sentrycs: www.sentrycs.com, X and LinkedIn

For Roboteam: www.robo-team.com, X and LinkedIn

For Apeiro Motion: www.apeiro-motion.com, LinkedIn

For Ondas Networks: www.ondasnetworks.com, X and LinkedIn

Forward-Looking Statements

Statements made in this release that are not statements of historical or current facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. We caution readers that forward-looking statements are predictions based on our current expectations about future events. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that are difficult to predict. Our actual results, performance, or achievements could differ materially from those expressed or implied by the forward-looking statements as a result of a number of factors, including the risks discussed under the heading “Risk Factors” discussed under the caption “Item 1A. Risk Factors” in Part I of our most recent Annual Report on Form 10-K or any updates discussed under the caption “Item 1A. Risk Factors” in Part II of our Quarterly Reports on Form 10-Q and in our other filings with the SEC. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise that occur after that date, except as required by law.

Contacts

IR Contact for Ondas Inc.

888-657-2377

ir@ondas.com

Media Contact for Ondas Inc.

Escalate PR

ondas@escalatepr.com

Preston Grimes

Marketing Manager, Ondas Inc.

preston.grimes@ondas.com

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